                    FIRST AMENDMENT TO PARTNERSHIP AGREEMENT
                                       OF
                      WALNUT CREEK AMPHITHEATER PARTNERSHIP

      This FIRST AMENDMENT TO PARTNERSHIP AGREEMENT ("Amendment") [ILLEGIBLE] made and entered into effective as of this 31st day of January, 1992, by and between SONY MUSIC/PACE PARTNERSHIP ("SMP"), a New York general partnership and CDC AMPHITHEATERS/I, INC. ("CDP"), a North Carolina corporation.

                                    RECITALS

      A. Under effective date of July 1,1991, CDP and SMP executed that certain Partnership Agreement ("Partnership Agreement") pursuant to which a New York general partnership ("Partnership") known as Walnut Creek Amphitheater Partnership was formed.

      B. CDP and SMP, the sole partners of the Partnership, desire to amend certain provisions contained in the Partnership Agreement as more fully set forth herein.

                                    AMENDMENT

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

      1. Defined Terms. All capitalized terms used in this Amendment which are not expressly defined herein shall have the meanings assigned to them pursuant to the provisions of the Partnership Agreement.

      2. No Adjustments to 2% Fee after 1991. Commencing with the 1992 Amphitheater Season and for each Amphitheater Season thereafter during the existence of the Partnership, the two percent (2%) fee described in Section 8.01(a) of the Partnership Agreement shall not be adjusted in accordance with the provisions of clauses (i) and (ii) of Section 8.01(a) of the Partnership Agreement. Accordingly, Section 8.01(a) is hereby amended in its entirety to read as follows:

            (a) An annual fee in an amount equal to two percent (2%) of all Gross Revenues received during each Amphitheater Fiscal Year shall be payable by the Partnership to SMP within thirty (30) days after the end of each such Amphitheater Fiscal Year.

      3. Deletion of the definition of Net Other Distributions. The defined term "Net Other Distributions" appearing in Article I of the Partnership Agreement is hereby deleted in its entirety.

      4. Ratification. Except as expressly amended hereby, the Partnership Agreement is hereby ratified and reaffirmed in all respects.

      WITNESS the execution hereof effective as of the date and year first above written.

                                       SONY MUSIC/PACE PARTNERSHIP, a New
                                       York general partnership

                                       By: PACE CONCERTS, INC., a Texas
                                           corporation and its general partner

                                           By: /s/ Louis Messina
                                               ---------------------------------
                                               Name:  Louis Messina
                                               Title: President


                                       By: YM Corp., a Delaware corporation
                                           and its general partner

                                           By: /s/ David H. Johnson
                                               ---------------------------------
                                               Name:  David H. Johnson
                                               Title: V.P.


                                       CDC AMPHITHEATERS/I, INC., a North
                                       Carolina corporation

                                       By: /s/ John J. Boyle
                                           -------------------------------------
                                           Name:  John J. Boyle
                                           Title: Chairman


                                        2